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                                                                    EXHIBIT 23.2













                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 23.2
                                       TO
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933





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                                                                   Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement No. 333-53391 of our reports dated October 23, 1998, included in Vertex Communications Corporation's Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in the registration statement.



                                                   ARTHUR ANDERSEN LLP


Dallas, Texas
March 5, 1999